EXHIBIT 99.1

                              UBS Investment Bank
                            Fixed Bid Stratification

  Available; Global Port Selection 7/02; 30yr; No 20yr; conforming; investor;
                        settling in August; high gwac; '
================================================================================

--------------------------------------------------------------------------------
Pool Summary                        COUNT                  UPB               %
--------------------------------------------------------------------------------
Conforming                            143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $22,484,385.76
Data as of Date: 2004-07-01
GROSS WAC: 6.6688%
NET WAC: 6.407%
% SF/PUD: 53.44%
% FULL/ALT: 54.04%
% CASHOUT: 29.48%
% PURCHASE: 59.60%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 75.24%
% FICO > 679: 73.71%
% NO FICO: 1.00%
WA FICO: 711
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.68%
CALIFORNIA %: 15.25%
Latest Maturity Date: 20340701
Loans with Prepay Penalties:    4.68%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                        COUNT                  UPB               %
--------------------------------------------------------------------------------
30 YR FXD                             143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                    COUNT                  UPB               %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                     15          $541,200.00            2.25%
$50,000.01 - $100,000.00               28         2,063,760.00            8.59
$100,000.01 - $150,000.00              20         2,618,435.00           10.90
$150,000.01 - $200,000.00              35         6,008,773.00           25.01
$200,000.01 - $250,000.00              14         3,084,500.00           12.84
$250,000.01 - $300,000.00              17         4,723,365.00           19.66
$300,000.01 - $350,000.00               9         2,914,350.00           12.13
$350,000.01 - $400,000.00               2           746,000.00            3.11
$400,000.01 - $450,000.00               2           854,300.00            3.56
$450,000.01 - $500,000.00               1           466,600.00            1.94
--------------------------------------------------------------------------------
Total:                                143       $24,021,283.00          100.00%
--------------------------------------------------------------------------------
Minimum: $16,200.00
Maximum: $466,600.00
Average: $167,981.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                      COUNT                  UPB               %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                     15          $540,720.00            2.25%
$50,000.01 - $100,000.00               30         2,268,142.00            9.45
$100,000.01 - $150,000.00              31         4,585,454.00           19.10
$150,000.01 - $200,000.00              30         5,595,503.00           23.31
$200,000.01 - $250,000.00              11         2,677,666.00           11.15
$250,000.01 - $300,000.00              14         4,010,317.00           16.71
$300,000.01 - $350,000.00               8         2,654,695.00           11.06
$350,000.01 - $400,000.00               1           355,678.00            1.48
$400,000.01 - $450,000.00               2           853,135.00            3.55
$450,000.01 - $500,000.00               1           465,041.00            1.94
--------------------------------------------------------------------------------
Total:                                143       $24,006,352.00          100.00%
--------------------------------------------------------------------------------
Minimum: $16,200.00
Maximum: $465,041.48
Average: $167,876.59
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                          COUNT                  UPB               %
--------------------------------------------------------------------------------
6.251% - 6.500%                        66       $11,083,293.00           49.29%
6.501% - 6.750%                        44         6,516,294.00           28.98
6.751% - 7.000%                        26         3,701,568.00           16.46
7.001% - 7.250%                         4           446,086.00            1.98
7.251% - 7.500%                         2           569,145.00            2.53
7.501% - 7.750%                         1           168,000.00            0.75
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 7.750%
Weighted Average: 6.669%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                            COUNT                  UPB               %
--------------------------------------------------------------------------------
6.001% - 6.250%                        66       $11,083,293.00           49.29%
6.251% - 6.500%                        44         6,516,294.00           28.98
6.501% - 6.750%                        26         3,701,568.00           16.46
6.751% - 7.000%                         5           700,700.00            3.12
7.001% - 7.250%                         1           314,531.00            1.40
7.251% - 7.500%                         1           168,000.00            0.75
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 6.095%
Maximum: 7.500%
Weighted Average: 6.407%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity           COUNT                  UPB               %
--------------------------------------------------------------------------------
360 - 360                             143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas    Jul 2, 2004 10:18                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

  Available; Global Port Selection 7/02; 30yr; No 20yr; conforming; investor;
                        settling in August; high gwac; '
================================================================================

Remaining Term to Stated Maturity   COUNT                  UPB               %
--------------------------------------------------------------------------------
301 - 359                             133       $21,377,896.00           95.08%
360 - 360                              10         1,106,490.00            4.92
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 355
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                           COUNT                  UPB               %
--------------------------------------------------------------------------------
<= 0                                   10        $1,106,490.00            4.92%
1 - 1                                  96        13,209,061.00           58.75
2 - 2                                  18         3,736,154.00           16.62
3 - 3                                   7         1,428,244.00            6.35
4 - 4                                   9         2,084,156.00            9.27
5 - 5                                   3           920,280.00            4.09
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 5
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                         COUNT                  UPB               %
--------------------------------------------------------------------------------
0 - 0                                   1          $225,000.00            1.00%
560 - 569                               1            73,500.00            0.33
580 - 589                               1           182,731.00            0.81
590 - 599                               2           353,284.00            1.57
620 - 629                               2           202,144.00            0.90
630 - 639                               3           492,417.00            2.19
640 - 649                               6         1,365,993.00            6.08
650 - 659                               7           935,658.00            4.16
660 - 669                               6         1,037,782.00            4.62
670 - 679                               9         1,041,983.00            4.63
680 - 689                               6           542,886.00            2.41
690 - 699                              12         2,204,769.00            9.81
700 - 709                              11         2,143,720.00            9.53
710 - 719                              10         2,132,643.00            9.48
720 - 729                              15         2,216,543.00            9.86
730 - 739                              13         1,677,181.00            7.46
740 - 749                               3           374,247.00            1.66
750 - 759                               9         1,239,604.00            5.51
760 - 769                               9         1,510,499.00            6.72
770 - 779                               5           714,181.00            3.18
780 - 789                               4           427,546.00            1.90
790 - 799                               3           642,564.00            2.86
800 - 809                               3           250,912.00            1.12
810 - 819                               1           333,700.00            1.48
820 - 829                               1           162,900.00            0.72
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 822
Weighted Average: 711
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                 COUNT                  UPB               %
--------------------------------------------------------------------------------
35.001% - 40.000%                       1          $130,040.00            0.58%
40.001% - 45.000%                       1           141,311.00            0.63
45.001% - 50.000%                       3           488,623.00            2.17
50.001% - 55.000%                       4         1,044,714.00            4.65
55.001% - 60.000%                       9         1,551,773.00            6.90
60.001% - 65.000%                       8         1,310,719.00            5.83
65.001% - 70.000%                      15         3,017,472.00           13.42
70.001% - 75.000%                      12         2,168,549.00            9.64
75.001% - 80.000%                      43         7,622,868.00           33.90
80.001% - 85.000%                       3           300,151.00            1.33
85.001% - 90.000%                      43         4,630,357.00           20.59
90.001% - 95.000%                       1            77,809.00            0.35
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 37.88%
Maximum: 94.97%
Weighted Average: 75.24%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio        COUNT                  UPB               %
--------------------------------------------------------------------------------
35.001% - 40.000%                       1          $130,040.00            0.58%
40.001% - 45.000%                       1           141,311.00            0.63
45.001% - 50.000%                       3           488,623.00            2.17
50.001% - 55.000%                       4         1,044,714.00            4.65
55.001% - 60.000%                       9         1,551,773.00            6.90
60.001% - 65.000%                       8         1,310,719.00            5.83
65.001% - 70.000%                      15         3,017,472.00           13.42
70.001% - 75.000%                      12         2,168,549.00            9.64
75.001% - 80.000%                      41         7,457,318.00           33.17
80.001% - 85.000%                       3           300,151.00            1.33
85.001% - 90.000%                      45         4,795,907.00           21.33
90.001% - 95.000%                       1            77,809.00            0.35
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 37.88%
Maximum: 94.97%
Weighted Average: 75.32%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                 COUNT                  UPB               %
--------------------------------------------------------------------------------
<= 0.000%                              64       $10,007,922.00           44.51%
1.001% - 6.000%                         1           355,678.00            1.58
6.001% - 11.000%                        6           692,984.00            3.08
11.001% - 16.000%                       6           730,690.00            3.25
16.001% - 21.000%                       8         1,054,700.00            4.69
21.001% - 26.000%                       4           851,258.00            3.79
26.001% - 31.000%                       9         1,490,839.00            6.63
31.001% - 36.000%                       6           757,600.00            3.37
36.001% - 41.000%                       9         1,639,882.00            7.29
41.001% - 46.000%                       6           796,855.00            3.54
46.001% - 51.000%                      11         1,392,870.00            6.19
51.001% - 56.000%                       4           519,162.00            2.31
56.001% - 61.000%                       6         1,545,195.00            6.87
61.001% - 66.000%                       1            57,600.00            0.26
71.001% - 76.000%                       1           427,150.00            1.90
76.001% - 81.000%                       1           164,000.00            0.73
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 79.830%
Weighted Average: 36.460%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas    Jul 2, 2004 10:18                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

  Available; Global Port Selection 7/02; 30yr; No 20yr; conforming; investor;
                        settling in August; high gwac; '
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration            COUNT                  UPB               %
--------------------------------------------------------------------------------
California                             15        $3,428,340.00           15.25%
New York                               12         3,154,553.00           14.03
Massachusetts                           7         2,122,677.00            9.44
Florida                                15         1,885,211.00            8.38
Virginia                               10         1,553,367.00            6.91
New Jersey                             11         1,502,427.00            6.68
Georgia                                 4           839,510.00            3.73
Arizona                                 6           708,195.00            3.15
Nevada                                  4           670,118.00            2.98
Maryland                                5           663,455.00            2.95
Pennsylvania                            7           640,884.00            2.85
District Of Columbia                    3           558,591.00            2.48
Illinois                                6           529,864.00            2.36
Texas                                   5           509,595.00            2.27
Louisiana                               4           491,134.00            2.18
Hawaii                                  2           441,311.00            1.96
Colorado                                4           421,344.00            1.87
Rhode Island                            2           379,837.00            1.69
Minnesota                               2           315,822.00            1.40
Alaska                                  1           280,764.00            1.25
Connecticut                             3           256,772.00            1.14
Wisconsin                               2           190,223.00            0.85
Vermont                                 1           166,800.00            0.74
Washington                              1           133,133.00            0.59
Missouri                                2           120,559.00            0.54
North Carolina                          2           111,400.00            0.50
Wyoming                                 1            91,000.00            0.40
South Carolina                          2            90,675.00            0.40
Utah                                    1            72,000.00            0.32
Nebraska                                1            67,950.00            0.30
Ohio                                    1            56,553.00            0.25
Kentucky                                1            30,323.00            0.13
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                      COUNT                  UPB               %
--------------------------------------------------------------------------------
States Not CA                         128       $19,056,045.00           84.75%
South CA                               13         2,969,140.00           13.21
North CA                                2           459,200.00            2.04
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration              COUNT                  UPB               %
--------------------------------------------------------------------------------
21842                                   2          $567,790.00            2.53%
30078                                   2           554,710.00            2.47
02124                                   1           465,041.00            2.07
01966                                   1           427,150.00            1.90
11215                                   1           425,985.00            1.89
Other                                 136        20,043,709.00           89.15
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                        COUNT                  UPB               %
--------------------------------------------------------------------------------
Purchase                               93       $13,400,785.00           59.60%
Cash Out Refi                          40         6,629,062.00           29.48
Rate & Term Refi                       10         2,454,539.00           10.92
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                   COUNT                  UPB               %
--------------------------------------------------------------------------------
No                                    103       $15,855,324.00           70.52%
Yes                                    40         6,629,062.00           29.48
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                       COUNT                  UPB               %
--------------------------------------------------------------------------------
Full                                   90       $12,151,387.00           54.04%
Stated Income Full Asset                8         2,285,843.00           10.17
Stated Doc                             17         2,255,505.00           10.03
No Doc                                  5         1,348,420.00            6.00
Full Doc DU/LP                          4         1,160,575.00            5.16
No Income No Asset                      4         1,005,437.00            4.47
Reduced                                 8           813,280.00            3.62
Asset Only                              2           409,110.00            1.82
Employment Verification Only            1           300,000.00            1.33
No Income Verified                      1           232,028.00            1.03
Super Select                            1           225,000.00            1.00
No Ratio                                1           204,000.00            0.91
Limited Income Full Asset               1            93,800.00            0.42
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                       COUNT                  UPB               %
--------------------------------------------------------------------------------
Single Family                          77       $10,027,360.00           44.60%
Two Family                             20         3,763,845.00           16.74
Three Family                           10         2,531,344.00           11.26
Pud                                    14         1,930,740.00            8.59
Low Rise Condo (2-4 floors)            11         1,663,179.00            7.40
Four Family                             6         1,482,112.00            6.59
Condomimium                             3           869,390.00            3.87
Townhouse                               1           158,816.00            0.71
Single Family Attached                  1            57,600.00            0.26
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                           COUNT                  UPB               %
--------------------------------------------------------------------------------
Investor Occupied                     143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)         COUNT                  UPB               %
--------------------------------------------------------------------------------
0.000                                 139       $21,431,163.00           95.32%
6.000                                   1           300,000.00            1.33
60.000                                  3           753,223.00            3.35
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
wa Term: 2.090
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                        COUNT                  UPB               %
--------------------------------------------------------------------------------
Not a Balloon Loan                    143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas    Jul 2, 2004 10:18                  Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

  Available; Global Port Selection 7/02; 30yr; No 20yr; conforming; investor;
                        settling in August; high gwac; '
================================================================================


--------------------------------------------------------------------------------
Lien Position                       COUNT                  UPB               %
--------------------------------------------------------------------------------
1                                     143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                       COUNT                  UPB               %
--------------------------------------------------------------------------------
Assumed MI for Levels Only              1          $195,396.00            0.87%
GEMICO                                  4           493,987.00            2.20
MGIC                                   12         1,158,473.00            5.15
PMI Mortgage Insurance                 10           972,223.00            4.32
Radian Guaranty                         4           305,320.00            1.36
Republic Mortgage Insurance             2            93,197.00            0.41
Triad Guaranty Insurance Co.            1           122,273.00            0.54
United Guaranty                        13         1,667,447.00            7.42
LTV <=80                               96        17,476,069.00           77.73
--------------------------------------------------------------------------------
Total:                                143       $22,484,386.00          100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Cas Final\CasMasterSR.cas    Jul 2, 2004 10:18                  Page 4  of  4